                             KEMPER TECHNOLOGY FUND
                            SUPPLEMENT TO PROSPECTUS
                            DATED DECEMBER 31, 1996

                           -------------------------

INVESTMENT MANAGER AND UNDERWRITER

     Kemper Technology Fund (the "Fund") is managed on an interim basis by a team of co-managers. The Fund is co-managed by Tracy McCormick Chester, Gary A. Langbaum, Steven H. Reynolds and Richard A. Goers. Mr. Reynolds joined Scudder Kemper Investments, Inc. ("Scudder Kemper"), the investment manager of the Fund, in September 1995 and is currently executive vice president for Scudder Kemper. From 1991 to September 1995, he was a senior vice president and equity portfolio manager of an investment advisory firm. Mr. Reynolds received a B.A. degree from Johns Hopkins University, Baltimore, Maryland and an M.B.A. in finance from the University of Virginia, Charlottesville, Virginia. Mr. Goers joined Scudder Kemper in 1968 and is a senior vice president. Mr. Goers received a B.S. degree from Iowa State University, Ames, Iowa and an M.B.A. from Northwestern University, Chicago, Illinois. Information regarding Ms. Chester and Mr. Langbaum is located in the Fund's prospectus under "Investment Manager and Underwriter."

January 8, 1998
KTF-IB                                           (LOGO)PRINTED ON RECYCLED PAPER